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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  June 29, 2000
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             First Union Real Estate Equity and Mortgage Investments
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(Exact name of Registrant as Specified in Its Charter)

          Ohio                       1-6249                34-6513657
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(State or Other              (Commission File Number)   (I.R.S. Employer
Jurisdiction of                                         Identification No.)
Incorporation)

      551 Fifth Avenue, Suite 1416
           New York, New York                               10176-1499
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code:      (212) 905-1104
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Former Name or Former Address, if Changed Since Last Report.



Total number of pages in report: 3

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ITEM 5.  OTHER EVENTS

      On June 21, 2000, the Registrant issued a press release announcing a letter of intent for a significant asset sale to Radiant Partners, LLC. The press release included a pro forma combined balance sheet as of March 31, 2000.

      On June 26, 2000, the Registrant issued a press release announcing a lawsuit by a shareholder regarding the letter of intent with Radiant Partners.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a. Financial Statements of Businesses Acquired

            Not applicable

         b. Pro Forma Financial Information

            Not applicable.

         c. Exhibits

            99.1 Press release dated June 21, 2000 regarding announcement of a letter of intent for a significant asset sale to Radiant Partners.

            99.2 Letter of intent between the Registrant and Radiant Partners, LLC.

            99.3 Press release dated June 26, 2000 announcing a suit by a shareholder regarding letter of intent with Radiant Partners.

            99.4  Class action complaint filed by Brickell Partners.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          First Union Real Estate Equity
                                             and Mortgage Investments
                                          --------------------------------
                                                (Registrant)


Date: June 29, 2000                       By:/S/  Brenda J. Mixson
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                                                  Brenda J. Mixson
                                                  Chief Financial Officer